UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-24483


                       Date of Report: August 28, 2006


                       SUNBURST ACQUISITIONS VII, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


             Colorado                                  84-1461844
   -----------------------------------------------------------------------
   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization)                  Identification No.)


  FuLiQianXi Business Center, Room 606, 11 XinGangXi Road, Guangzhou, China
         (Address of principal executive offices)        (Zip Code)


                               86-139250 71672
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Change in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On August 28, 2006 Zhang Jun Chuan purchased 3,299,000 shares of the Registrant's common stock, representing 87.16% of the outstanding shares. The purchase price was $200,000, which Mr. Zhang paid in cash from his personal funds. The shares were purchased from Jay Lutsky, who was sole officer and sole director of Sunburst, Michael R. Quinn, Haining Zhang, Mark Schindler and Frank J. Haritan, who was general counsel to Sunburst.

     On the same date, pursuant to the Stock Purchase Agreement, Mr. Lutsky elected Mr. Zhang to serve as a member of the Board of Directors, and then Mr. Lutsky resigned from his positions as sole member of the Board and as Chief Executive Officer. Mr. Zhang then elected himself to serve as Chief Executive Officer and Chief Financial Officer of Sunburst Acquisitions VII.

Information regarding Mr. Zhang follows:

     ZHANG JUN CHUAN. Mr. Zhang is currently employed as Chairman of the Board of Guangzhou Junlian Correspondence Technology Co., Ltd., a company that he and others founded in 2003. Guangzhou Junlian Correspondence Technology Co. is engaged in the business of developing and installing wireless digital communications and surveillance systems in the People's Republic of China. During the four years prior to organizing Guangzhou Junlian Correspondence Technology Co., Mr. Zhang was employed as Director and General Manager of Guangzhou Peixing Trading Ltd., a trading company. From 1997 to 1999 Mr. Zhang was the Sales Manager for Shanghai Jinlitai Chemical Paint Co., Ltd. Mr. Zhang holds a B.A. degree from Shanghai Huadong Chemical Engineering College, with a concentration in chemical engineering. He also earned an EMBA
     from the South China University of Technology.   Mr. Zhang is 32 years
     old.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Sunburst Acquisitions VII, Inc.


Dated:  August 30, 2006       By: /s/ Zhang Jun Chuan
                              -----------------------------------------
                              Zhang Jun Chuan, Chief Executive Officer